THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND IS BEING OFFERED AND SOLD PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THIS SECURITY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR SUCH OTHER LAWS.

6% CONVERTIBLE DEBENTURE

Company: Advanced ID Corporation
Company Address: 4500 - 5th Street NE, #200, Bay 6, Calgary, Alberta,
Canada
Closing Date: November 10, 2008
Maturity Date: November 30, 2011
Principal Amount: $1,000,000

Advanced ID Corporation, a Nevada corporation, and any successor or resulting corporation by way of merger, consolidation, sale or exchange of all or substantially all of the assets or otherwise (the "Company"), for value received, hereby promises to pay to the Holder (as such term is hereinafter defined), or such other Person (as such term is hereinafter defined) upon order of the Holder, on the Maturity Date (as such term is hereinafter defined), the Principal Amount (as such term is hereinafter defined), as such sum may be adjusted pursuant to
Article 3, and to pay interest thereon with such interest commencing to accrue as of the date hereof and payable on a monthly basis, commencing on the 15th day of the month following the month of issuance of this Debenture, and on the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day), at the rate of six percent (6 %) per annum subject to adjustment as set forth in Section 7 hereof (the "Interest Rate"). All interest payable on the Principal Amount of this Debenture shall be calculated on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Payment of interest on this Debenture shall be in cash or, at the option of the Holder, in shares of Common Stock of the Company valued at the then applicable Conversion Price (as defined herein). This Debenture may not be prepaid without the written consent of the Holder.

DEFINITIONS

Definitions. The terms defined in this Article whenever used in this Debenture have the following respective meanings:

"Affiliate" has the meaning ascribed to such term in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

"Bankruptcy Code" means the United States Bankruptcy Code of 1986, as amended (11 U.S.C. Section 101 et. seq.).

"Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of California are authorized or obligated to close.

"Capital Shares" means the Common Stock and any other shares of any other class or series of capital stock, whether now or hereafter authorized and however designated, which have the right to participate in the distribution of earnings and assets (upon dissolution, liquidation or winding-up) of the Company.

"Closing Date" means the closing date set forth in the first paragraph of this Debenture.

"Common Shares" or "Common Stock" means shares of the Company's Common
Stock.

"Common Stock Issued at Conversion", when used with reference to the securities deliverable upon conversion of this Debenture, means all Common Shares now or hereafter Outstanding and securities of any other class or series into which this Debenture hereafter shall have been changed or substituted, whether now or hereafter created and however designated.

"Conversion" or "conversion" means the repayment by the Company of the Principal Amount of this Debenture (and, to the extent the Holder elects as permitted by Section 3.1, accrued and unpaid interest thereon) by the delivery of Common Stock on the terms provided in
Section 3.2, and "convert," "converted," "convertible" and like words shall have a corresponding meaning.

"Conversion Date" means any day on which all or any portion of the Principal Amount of this Debenture is converted in accordance with the provisions hereof.

"Conversion Notice" means a written notice of conversion substantially in the form annexed hereto as Exhibit A.

"Conversion Price" on any date of determination means the applicable price for the conversion of this Debenture into Common Shares on such day as set forth in Section 3.1(a).

"Current Market Price" on any date of determination means the closing price of a Common Share on such day as reported in the "pink sheets" through the Interdealer Trading Quotation System; provided, if such security is not traded on the over the counter market via the pink sheets, then the closing price on the OTC Bulletin Board (the "OTCBB"); provided further, that, if such security is not listed or admitted to trading on the OTCBB, as reported on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such security on the over-the-counter market on the day in question as reported by Bloomberg LP or a similar generally accepted reporting service, as the case may be.

"Debenture" or "Debentures" means this Convertible Debenture of the Company or such other convertible debenture(s) exchanged therefor as provided in Section 2.1.

"Discount Multiplier" has the meaning set forth in Section 3.1(a).

"Event of Default" has the meaning set forth in Section 6.1.

"Excluded Securities" means, (a) shares issued or deemed to have been issued by the Company pursuant to a stock compensation plan that has been approved by a majority of independent members of the Board of Directors of the Company or by a committee, the majority of whose members are independent, pursuant to which the Company's securities may be issued only to any employee, officer, or director for services provided to the Company (an "Approved Stock Plan") (b) shares of Common Stock issued or deemed to be issued by the Company upon the conversion, exchange or exercise of any right, option, obligation or security outstanding on the date prior to date of the Securities Purchase Agreement, provided that the terms of such right, option, obligation or security are not amended or otherwise modified on or after the date of the Securities Purchase Agreement, (c) shares issued in connection with any acquisition by the Company from a non-affiliated third party, whether through an acquisition of stock or a merger of any business, assets or technologies, leasing arrangement or any other transaction the primary purpose of which is not to raise equity capital, and (d) the shares of Common Stock issued or deemed to be issued by the Company upon conversion of this Debenture.

"Holder" means La Jolla Cove Investors, Inc., any successor thereto, or any Person to whom this Debenture is subsequently transferred in accordance with the provisions hereof.

"Interest Payment Due Date" means any date upon which interest is due to be paid by the Company to the Holder, as set forth in the opening paragraph of this Debenture.

"Market Disruption Event" means any event that results in a material suspension or limitation of trading of the Common Shares.

"Maturity Date" means the maturity date set forth in the first paragraph of this Debenture.

"Maximum Rate" has the meaning set forth in Section 6.4.

"Outstanding" when used with reference to Common Shares or Capital Shares (collectively, "Shares") means, on any date of determination, all issued and outstanding Shares, and includes all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that any such Shares directly or indirectly owned or held by or for the account of the Company or any Subsidiary of the Company shall not be deemed "Outstanding" for purposes hereof.

"Person" means an individual, a corporation, a partnership, an association, a limited liability company, an unincorporated business organization, a trust or other entity or organization, and any government or political subdivision or any agency or instrumentality thereof.

"Principal Amount" means, for any date of calculation, the principal sum set forth in the first paragraph of this Debenture (including all amounts represented by (a) any cash advances made by Holder to the Company and (b) the principal amount of the Promissory Note delivered to the Company by the Holder) and for which Holder has not theretofore furnished a Conversion Notice in compliance with Section 3.2.

"Promissory Note" means that certain Secured Promissory Note in the principal amount of $800,000 of even date herewith issued by La Jolla Cove Investors, Inc. to Advanced ID Corporation, as the same may be amended from time to time.

"SEC" means the United States Securities and Exchange Commission.
"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as in effect at the time.

"Securities Purchase Agreement" means that certain Securities Purchase Agreement of even date herewith by and among the Company and Holder, as the same may be amended from time to time.

"Subsidiary" means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Company.

"Trading Day" means a day on which the Common Stock is traded on a Trading Market.

"Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq Global Market or the OTC Bulletin Board.

"Volume Weighted Average Price" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. EST to 4:02 p.m. Eastern Time) using the VAP function; (b) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized-independent appraiser selected in good faith by Holder.
All references to "cash" or "$" herein means currency of the United States of America.

EXCHANGES, TRANSFER AND REPAYMENT

Registration of Transfer of Debentures. This Debenture, when presented for registration of transfer, shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Company duly executed, by the Holder duly authorized in writing.

Loss, Theft, Destruction of Debenture. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Debenture, the Company shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated Debenture, a new Debenture of like tenor and unpaid Principal Amount dated as of the date hereof (which shall accrue interest from the most recent Interest Payment Due Date on which an interest payment was made in full). This Debenture shall be held and owned upon the express condition that the provisions of this Section 2.2 are exclusive with respect to the replacement of a mutilated, destroyed, lost or stolen Debenture and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

Who Deemed Absolute Owner. The Company may deem the Person in whose name this Debenture shall be registered upon the registry books of the Company to be, and may treat it as, the absolute owner of this Debenture (whether or not this Debenture shall be overdue) for the purpose of receiving payment of or on account of the Principal Amount of this Debenture, for the conversion of this Debenture and for all other purposes, and the Company shall not be affected by any notice to the contrary. All such payments and such conversions shall be valid and effectual to satisfy and discharge the liability upon this Debenture to the extent of the sum or sums so paid or the conversion or conversions so made.

Repayment at Maturity. At the Maturity Date, the Company shall repay the outstanding Principal Amount of this Debenture in whole in cash, together with all accrued and unpaid interest thereon, in cash, to the Maturity Date.

CONVERSION OF DEBENTURE

Conversion; Conversion Price.
At the option of the Holder, this Debenture may be converted, either in whole or in part, up to the full Principal Amount hereof into Common Shares (calculated as to each such conversion to the nearest 1/100th of a share), at any time and from time to time on any Business Day, subject to compliance with Section 3.2. The number of Common Shares into which this Debenture may be converted is equal to the dollar amount of the Debenture being converted divided by the Conversion Price. The "Conversion Price" shall be equal to the lesser of (i) $0.50, or (ii) 80% of the average of the 3 lowest Volume Weighted

Average Prices during the 20 Trading Days prior to Holder's election to convert (the percentage figure being a "Discount Multiplier"). The Company reserves the right to increase the number of Trading Days in clause (ii) above, as it deems appropriate.

If the Holder elects to convert a portion of the Debenture and, on the day that the election is made, the Volume Weighted Average Price per share of the Company's Common Stock is below $0.08 (the "Floor Price"), subject to adjustment as set forth in Section 3.1(c), the Company shall have the right, within two (2) Business Days after the Company's receipt of such Conversion Notice, to prepay that portion of the Debenture that Holder elected to convert, plus any accrued and unpaid interest, at 150% of such amount. In the event that the Company fails to prepay such portion of the Debenture by the delivery of such cash prepayment amount to Holder within two (2) Business Days after the Company's receipt of such Conversion Notice, the Company shall no longer have the right to prepay such portion of the Debenture in lieu of honoring the Conversion Notice and shall issue to Holder the applicable Common Stock Issued at Conversion set forth in the Conversion Notice under the terms of this Debenture. In the event that the Company elects to prepay that portion of the Debenture, Holder shall have the right to withdraw its Conversion Notice.

Adjustments to Floor Price.

Adjustment of Floor Price upon Issuance of Common Stock. If the Company, at any time while this Debenture is outstanding, issues or sells, or in accordance with this Section 3.1(c)(i) is deemed to have issued or sold, any shares of Common Stock, excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any Excluded Securities, for a consideration per share (the "New Issuance Price") less than a price equal to the Floor Price in effect immediately prior to such issue or sale (such price the "Applicable Price") (the foregoing a "Dilutive Issuance"), then immediately after such Dilutive Issuance the Floor Price then in effect shall be reduced to an amount equal to 80% of the New Issuance Price. For purposes of determining the adjusted Floor Price under this Section 3.1(c)(i), the following shall be applicable:

Issuance of Options. If the Company in any manner grants or sells any rights, warrants or options to subscribe for or purchase shares of Common Stock or any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock ("Convertible Securities") ("Options") and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section, the "lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such

Option" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion or exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Floor Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange or exercise of such Convertible Securities.

Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section, the "lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon the conversion or exchange or exercise of such Convertible Security. No further adjustment of the Floor Price shall be made upon the actual issuance of such share of Common Stock upon conversion or exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Floor Price had been or are to be made pursuant to other provisions of this Section, no further adjustment of the Floor Price shall be made by reason of such issue or sale.

Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the Floor Price in effect at the time of such change shall be adjusted to the Floor Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section, if the terms of any Option or Convertible Security that was outstanding as of the Closing Date are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Floor Price then in effect.

Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for the difference of (x) the aggregate fair market value of such Options and other securities issued or sold in such integrated transaction, less (y) the fair market value of the securities other than such Option, issued or sold in such transaction and the other securities issued or sold in such integrated transaction will be deemed to have been issued or sold for the balance of the consideration received by the Company. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the gross amount raised by the Company; provided, however, that such gross amount is not greater than 110% of the net amount received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the price per share in the last reported trade of the Common Stock on Trading Market (the "Closing Bid Price") of such securities on the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th ) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (x) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (y) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

Adjustment of Floor Price upon Subdivision or Combination of Common Stock. If the Company, at any time while this Debenture is outstanding, shall (a) pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or
(d) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Floor Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

Other Events. If any event occurs of the type contemplated by the provisions of this Section 3.1(c) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Floor Price so as to protect the rights of the Holder under this Debenture; provided that no such adjustment will increase the Floor Price as otherwise determined pursuant to this
Section 3.1(c).

Whenever the Floor Price is adjusted pursuant to this Section 3.1(c) hereof, the Company shall promptly mail to the Holder a notice setting forth the Floor Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

Exercise of Conversion Privilege. (i) Conversion of this Debenture may be exercised on any Business Day by the Holder by telecopying an executed and completed Conversion Notice to the Company. Each date on which a Conversion Notice is telecopied to the Company in accordance with the provisions of this Section 3.2 shall constitute a Conversion Date. The Company shall convert this Debenture and issue the Common Stock Issued at Conversion in the manner provided below in this Section 3.2, and all voting and other rights associated with the beneficial ownership of the Common Stock Issued at Conversion shall vest with the Holder, effective as of the Conversion Date at the time specified in the Conversion Notice. The Conversion Notice also shall state the name or names (with addresses) of the persons who are to become the holders of the Common Stock Issued at Conversion in connection with such conversion. As promptly as practicable after the receipt of the Conversion Notice as aforesaid, but in any event not more than two (2) Business Days after the Company's receipt of such Conversion Notice, the Company shall (a) issue the Common Stock Issued at Conversion in accordance with the provisions of this Article 3 and (b) cause to be mailed for delivery by overnight courier (x) a certificate or certificate(s) representing the number of Common Shares to which the Holder is entitled by virtue of such conversion and (y) cash, as provided in Section 3.3, in respect of any fraction of a Common Share deliverable upon such conversion. Such conversion shall be deemed to have been effected at the time at which the Conversion Notice indicates, and at such time the rights of the Holder of this Debenture, as such (except if and to the extent that any Principal Amount thereof remains unconverted), shall cease and the Person and Persons in whose name or names the Common Stock Issued at Conversion shall be issuable shall be deemed to have become the holder or holders of record of the Common Shares represented thereby, and all voting and other rights associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons. The Conversion Notice shall constitute a contract between the Holder and the Company, whereby the Holder shall be deemed to subscribe for the number of Common Shares which it will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription (and for any cash adjustment to which it is entitled pursuant to Section 3.4), to surrender this Debenture and to release the Company from all liability thereon (except if and to the extent that any Principal Amount thereof remains unconverted). No cash payment aggregating less than $1.00 shall be required to be given unless specifically requested by the Holder.

If, at any time after the date of this Debenture, (a) the Company challenges, disputes or denies the right of the Holder hereof to effect the conversion of this Debenture into Common Shares or otherwise dishonors or rejects any Conversion Notice delivered in accordance with this Section 3.2 or (b) any third party who is not and has never been an Affiliate of the Holder commences any lawsuit or legal proceeding or otherwise asserts any claim before any court or public or governmental authority which seeks to challenge, deny, enjoin, limit, modify, delay or dispute the right of the Holder hereof to effect the conversion of this Debenture into Common Shares, then the Holder shall have the right, but not the obligation, by written notice to the Company, to require the Company to promptly redeem this Debenture for cash at one hundred fifty percent (150%) of the Principal Amount thereof, together with all accrued and unpaid interest thereon to the date of redemption. Under any of the circumstances set forth above, the Company shall be responsible for the payment of all costs and expenses of the Holder, including reasonable legal fees and expenses, as and when incurred in defending itself in any such action or pursuing its rights hereunder (in addition to any other rights of the Holder).

The Holder shall be entitled to exercise its conversion privilege notwithstanding the commencement of any case under the Bankruptcy Code. In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. Section 362 in respect of the Holder's conversion privilege. The Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. Section 362 in respect of the conversion of this Debenture. The Company agrees, without cost or expense to the Holder, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. Section 362.

Fractional Shares. No fractional Common Shares or scrip representing fractional Common Shares shall be delivered upon conversion of this Debenture. Instead of any fractional Common Shares which otherwise would be delivered upon conversion of this Debenture, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction multiplied by the Current Market Price on the Conversion Date. No cash payment of less than $1.00 shall be required to be given unless specifically requested by the Holder.

Adjustments. The Conversion Price and the number of shares deliverable upon conversion of this Debenture are subject to adjustment from time to time as follows:

Reclassification, Etc. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another Person (where the Company is not the survivor or where there is a change in or distribution with respect to the Common Stock of the Company), sell, convey, transfer or otherwise dispose of all or substantially all its property, assets or business to another Person, or effectuate a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of (each, a "Fundamental Corporate Change") and, pursuant to the terms of such Fundamental Corporate Change, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property") are to be received by or distributed to the holders of Common Stock of the Company, then the Holder of this Debenture shall have the right thereafter, at its sole option, to (x) require the Company to prepay this Debenture for cash at one hundred fifty percent (150%) of the Principal Amount thereof, together with all accrued and unpaid interest thereon to the date of prepayment, (y) receive the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property as is receivable upon or as a result of such Fundamental Corporate Change by a holder of the number of shares of Common Stock into which the outstanding portion of this Debenture may be converted at the Conversion Price applicable immediately prior to such Fundamental Corporate Change, or (z) require the Company, or such successor, resulting or purchasing corporation, as the case may be, to, without benefit of any additional consideration therefor, execute and deliver to the Holder a debenture with substantially identical rights, privileges, powers, restrictions and other terms as this Debenture in an amount equal to the amount outstanding under this Debenture immediately prior to such Fundamental Corporate Change. For purposes hereof, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to prepayment and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions shall similarly apply to successive Fundamental Corporate Changes.

Certain Conversion Limits.
The Company shall not effect any conversion of this Debenture, and a Holder shall not have the right to convert any portion of this Debenture, to the extent that after giving effect to the conversion, as set forth on the applicable Conversion Notice, such Holder (together with such Holder's Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder's Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Debenture with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted principal amount of this Debenture beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other Debentures or warrants to purchase shares of the Company's Common Stock) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this
Section 3.5, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 3.5 applies, the determination of whether this Debenture is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of which principal amount of this Debenture is convertible shall be in the sole discretion of such Holder, and the submission of a Conversion Notice shall be deemed to be such Holder's determination of whether this Debenture may be converted (in relation to other securities owned by such Holder together with any Affiliates) and which principal amount of this Debenture is convertible, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, each Holder will be deemed to represent to the Company each time it delivers a Conversion Notice that such Conversion Notice has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 3.5, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock provided to the Holder in writing by the Company after Holder makes such request or in the event that the Company files, any of the following with the Securities and Exchange Commission, the most recent of the following: (A) the Company's most recent Form 10-Q or Form 10-K, as the case may be, (B) a more recent public announcement by the Company; or (C) a more recent notice by the Company or the Company's transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding on the records of the Company as of the date of the request. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Debenture, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Debenture held by the Holder. The Beneficial Ownership Limitation provisions of this Section 3.5 may be waived by such Holder, at the election of such Holder, upon not less than 61 days' prior notice to the Company, to, at the sole discretion of the Holder, either change the Beneficial Ownership Limitation to (i) 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of the Debenture held by the Holder and the provisions of this Section 3.5 shall continue to apply, or (ii) remove any Beneficial Ownership Limitation under this Debenture. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this
Section 3.5 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. If any court of competent jurisdiction shall determine that the foregoing limitation is ineffective to prevent a Holder from being deemed the beneficial owner of more than 9.99% of the then outstanding shares of Common Stock, then the Company shall prepay such portion of this Debenture as shall cause such Holder not to be deemed the beneficial owner of more than 9.99% of the then outstanding shares of Common Stock. Upon such determination by a court of competent jurisdiction, the Holder shall have no interest in or rights under such portion of the Debenture. Any and all interest paid on or prior to the date of such determination shall be deemed interest paid on the remaining portion of this Debenture held by the Holder. Such prepayment shall be for cash at a prepayment price of one hundred fifty percent (150%) of the Principal Amount thereof, together with all accrued and unpaid interest thereon to the date of prepayment. The limitations contained in this paragraph shall apply to a successor holder of this Debenture.

Surrender of Debentures. Upon any redemption of this Debenture pursuant to Sections 3.2, 3.5 or 6.2, or upon maturity pursuant to
Section 2.4, the Holder shall either deliver this Debenture by hand to the Company at its principal executive offices or surrender the same to the Company at such address by nationally recognized overnight courier. Payment of the redemption price or the amount due on maturity specified in Section 2.4, shall be made by the Company to the Holder against receipt of this Debenture (as provided in this Section 3.5) by wire transfer of immediately available funds to such account(s) as the Holder shall specify by written notice to the Company. If payment of such redemption price is not made in full by the redemption date, or the amount due on maturity is not paid in full by the Maturity Date, the Holder shall again have the right to convert this Debenture as provided in Article 3 hereof or to declare an Event of Default.

STATUS; RESTRICTIONS ON TRANSFER

Status of Debenture. This Debenture constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms subject, as to enforceability, to general principles of equity and to principles of bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and remedies generally.

Restrictions on Transfer. This Debenture, and any Common Shares deliverable upon the conversion hereof, have not been registered under the Securities Act. The Holder by accepting this Debenture agrees that this Debenture and the shares of Common Stock to be acquired as interest on and upon conversion of this Debenture may not be assigned or otherwise transferred unless and until (i) the Company has received the opinion of counsel for the Holder that this Debenture or such shares may be sold pursuant to an exemption from registration under the Securities Act, provided that the Company will not require opinions of counsel for transactions involving transfers to Affiliates of the Holder or pursuant to Rule 144 promulgated by the SEC under the Securities Act, except in unusual circumstances, or (ii) a registration statement relating to this Debenture or such shares has been filed by the Company and declared effective by the SEC.

Each certificate for shares of Common Stock deliverable hereunder shall bear a legend as follows unless and until such securities have been sold pursuant to an effective registration statement under the Securities Act:

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). The securities may not be offered for sale, sold or otherwise transferred except (i) pursuant to an effective registration statement under the Securities Act or (ii) pursuant to an exemption from registration under the Securities Act in respect of which the issuer of this certificate has received an opinion of counsel reasonably satisfactory to the issuer of this certificate to such effect unless sold pursuant to Rule 144 under the Securities Act. Copies of the agreement covering both the purchase of the securities and restrictions on their transfer may be obtained at no cost by written request made by the holder of record of this certificate to the Secretary of the issuer of this certificate at the principal executive offices of the issuer of this certificate."

COVENANTS

Conversion. The Company shall cause the transfer agent, not later than two (2) Business Days after the Company's receipt of a Conversion
Notice, to issue and deliver to the Holder the requisite shares of Common Stock Issued at Conversion.

Notice of Default. If any one or more events occur which constitute or which, with notice, lapse of time, or both, would constitute an Event of Default, the Company shall forthwith give notice to the Holder, specifying the nature and status of the Event of Default or such other event(s), as the case may be.

Payment of Obligations. So long as this Debenture shall be outstanding, the Company shall pay, extend, or discharge at or before maturity, all its respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings.

Compliance with Laws. So long as this Debenture shall be outstanding, the Company shall comply with all applicable laws, ordinances, rules, regulations and requirements of governmental authorities, except for such noncompliance which would not have a material adverse effect on the business, properties, prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries.

Inspection of Property, Books and Records. So long as this Debenture shall be outstanding, the Company shall keep proper books of record and account in which full, true and correct entries shall be made of all material dealings and transactions in relation to its business and activities and shall permit representatives of the Holder at the Holder's expense to visit and inspect any of its respective properties, to examine and make abstracts from any of its respective books and records, not reasonably deemed confidential by the Company, and to discuss its respective affairs, finances and accounts with its respective officers and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture and payment of interest by issuance of shares of Common Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Debenture and payment of interest by issuance of shares of Common Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of this Debenture and payment of interest by issuance of shares of Common Stock, in addition to such other remedies as shall be available to the holder of this Debenture, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval to file an amendment to the charter of the Company.

No Impairment. Except and to the extent waived or consented to by the Holder or as otherwise permitted under the terms hereof, the Company will not, by amendment of its Certificate of Incorporation or similar corporate charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Debenture and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

Right of First Refusal on Other Financing. In the event that the Company obtains a commitment for any other financing (either debt, equity, or a combination thereof) which is to close during the term of this Debenture, Holder shall be entitled to a right of first refusal to enable it to, at Holder's option, either: (i) match the terms of the other financing, or (ii) add additional principal to this Debenture, in the amount of such other financing, on the same terms and conditions as this Debenture. The Company shall deliver to Holder, at least 10 days prior to the proposed closing date of such transaction, written notice describing the proposed transaction, including the terms and conditions thereof, and providing Holder an option during the 10 day period following delivery of such notice to either provide the financing being offered in such transaction on the same terms as contemplated by such transaction, or to add additional principal to this Debenture, in the amount of such other financing, on the same terms and conditions as this Debenture. Notwithstanding the foregoing, if the Company seeks to consummate such financing on terms less favorable to the Company than those terms that were provided to Holder, such financing shall be subject to Holder's right of first refusal set forth in this Section 5.8.

Reporting Obligations. So long as any portion of this Debenture is outstanding, the Company shall timely file all reports required to be filed by it with the Commission (as defined in the Securities Purchase Agreement) pursuant to Section 13 or 15(d) of the Exchange Act (as defined in the Securities Purchase Agreement), or otherwise required by the Exchange Act.

Negative Covenants. So long as any portion of this Debenture is outstanding, the Company will not and will not permit any of its Subsidiaries to directly or indirectly:
   - enter into, create, incur, assume or suffer to exist any indebtedness or liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom that is senior to or pari passu with, in any respect or subordinated to (unless on terms satisfactory in all respects to the Holder), the Company's obligations under the Debenture;
   - amend its certificate of incorporation, bylaws or its charter documents so as to adversely affect any rights of Holder;
repay, repurchase or offer to repay, repurchase or otherwise acquire or make any dividend or distribution in respect of any of its Common Stock, Preferred Stock, or other equity securities other than as to the Conversion Shares to the extent permitted or required under the Documents (as defined in the Securities Purchase Agreement);
   - dispose, in a single transaction, or in a series of transactions all or any part of its assets unless such disposal is (A) in the ordinary course of business, (B) for fair market value, (C) for cash and (D) approved by the board of directors of the Company;
authorize or approve any reverse or forward stock split of the Common
Stock; or
   -  enter into any agreement with respect to any of the foregoing.

EVENTS OF DEFAULT; REMEDIES

Events of Default. "Event of Default" wherever used herein means any one of the following events:

(A) the Company shall default in the payment of principal of or interest on this Debenture as and when the same shall be due and payable and, in the case of an interest payment default, such default shall continue for five (5) Business Days after the date such interest payment was due, (B) the Company shall fail to deliver to Holder either the Common Stock set forth in a Conversion Notice submitted by the Holder or the amount of cash necessary to redeem such portion of the Debenture, if allowed by and subject to the terms and conditions of
Section 3.1 of this Debenture, within two (2) Business Days after the Company's receipt of such Conversion Notice, or (C) the Company shall fail to perform or observe any other covenant, agreement, term, provision, undertaking or commitment under this Debenture or the Securities Purchase Agreement and such default shall continue for a period of ten (10) Business Days after the delivery to the Company of written notice that the Company is in default hereunder or thereunder;

(B) any of the representations, warranties, or covenants made by the Company herein, in the Securities Purchase Agreement or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Debenture or the Securities Purchase Agreement shall be false or misleading in a material respect on the Closing Date;

(C) under the laws of any jurisdiction not otherwise covered by clauses
(iv) and (v) below, the Company or any Subsidiary (A) becomes insolvent or generally not able to pay its debts as they become due, (B) admits in writing its inability to pay its debts generally or makes a general assignment for the benefit of creditors, (C) institutes or has instituted against it any proceeding seeking (x) to adjudicate it a bankrupt or insolvent, (y) liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors including any plan of compromise or arrangement or other corporate proceeding involving or affecting its creditors or (z) the entry of an order for relief or the appointment of a receiver, trustee or other similar person for it or for any substantial part of its properties and assets, and in the case of any such official proceeding instituted against it (but not instituted by it), either the proceeding remains undismissed or unstayed for a period of sixty (60) calendar days, or any of the actions sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its properties and assets) occurs or (D) takes any corporate action to authorize any of the above actions;

(D) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company or any Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Bankruptcy Code or any other applicable Federal or state law, or appointing a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and any such decree or order continues and is unstayed and in effect for a period of sixty (60) calendar days;

 (E) the institution by the Company or any Subsidiary of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as and when they become due, or the taking of corporate action by the Company in furtherance of any such action;

 (F) a final judgment or final judgments for the payment of money shall have been entered by any court or courts of competent jurisdiction against the Company and remains undischarged for a period (during which execution shall be effectively stayed) of thirty (30) days, provided that the aggregate amount of all such judgments at any time outstanding (to the extent not paid or to be paid, as evidenced by a written communication to that effect from the applicable insurer, by insurance) exceeds One Hundred Thousand Dollars ($100,000);

 (G) it becomes unlawful for the Company to perform or comply with its obligations under this Debenture or the Securities Purchase Agreement in any respect;

 (H) the Common Shares shall no longer be traded in the over the counter market via the OTC Bulletin Board, or shall be suspended from trading on the OTC Bulletin Board, and shall not be reinstated, relisted or such suspension lifted, as the case may be, within five (5) days;

 (I) the Company shall fail to timely file all reports required to be filed by it with the Commission (as defined in the Securities Purchase Agreement) pursuant to Section 13 or 15(d) of the Exchange Act (as defined in the Securities Purchase Agreement), or otherwise required by the Exchange Act; or

 (J) the Company shall default (giving effect to any applicable grace period) in the payment of principal or interest as and when the same shall become due and payable, under any indebtedness, individually or in the aggregate, of more than Fifty Thousand Dollars ($50,000).

Acceleration of Maturity; Rescission and Annulment. If an Event of Default occurs and is continuing, then and in every such case the Holder may, in Holder's sole and absolute discretion, by a notice in writing to the Company, rescind any outstanding Conversion Notice and declare that any or all amounts owing or otherwise outstanding under this Debenture are immediately due and payable and upon any such declaration this Debenture or such portion thereof, as applicable, shall become immediately due and payable in cash at a price of one hundred fifty percent (150%) of the Principal Amount thereof, together with all accrued and unpaid interest thereon to the date of payment; provided, however, in the case of any Event of Default described in clauses (iii), (iv), (v) or (vii) of Section 6.1, all amounts owing or otherwise outstanding under this Debenture automatically shall become immediately due and payable without the necessity of any notice or declaration as aforesaid. In the event that the Company is obligated to pay any amount to the Holder in connection with an acceleration of the maturity of this Debenture as set forth herein, the Company shall first apply against such amount an amount equal to the outstanding amount owed by the Holder to the Company under the Promissory Note, if any, and the amount otherwise owed by the Company to the Holder in connection with an acceleration of the maturity of this Debenture shall be reduced by the outstanding amount owed by the Holder to the Company under the Promissory Note, with the Promissory Note deemed paid by Holder to the extent of and with respect to such amount, and if the amount due from the Company to the Holder in connection with an acceleration of the maturity of this Debenture is equal to or greater than the outstanding amount owed under the Promissory Note, the Company shall cancel and deem the Promissory Note as paid in full in connection with the application of the amount owed by the Holder to the Company under Promissory Note against the amount otherwise owed by the Company to the Holder hereunder. The Company shall immediately pay in cash to the Holder any remaining amount owed by the Company to the Holder in connection with the acceleration of the maturity of this Debenture as described herein, after the application of the outstanding amount owed under the Promissory Note, if any, to such obligation.

Late Payment Penalty. If any portion of the principal of or interest on this Debenture shall not be paid within ten (10) days of when it is due, the Discount Multiplier under this Debenture shall decrease by one percentage point (1%) for each period of ten (10) Business Days that any portion of such amount remains unpaid by the Company for all conversions of this Debenture thereafter.

Maximum Interest Rate.	Notwithstanding anything herein to the
contrary, if at any time the applicable interest rate as provided for herein shall exceed the maximum lawful rate which may be contracted for, charged, taken or received by the Holder in accordance with any applicable law (the "Maximum Rate"), the rate of interest applicable to this Debenture shall be limited to the Maximum Rate. To the greatest extent permitted under applicable law, the Company hereby waives and agrees not to allege or claim that any provisions of this Debenture could give rise to or result in any actual or potential violation of any applicable usury laws.

Remedies Not Waived. No course of dealing between the Company and the Holder or any delay in exercising any rights hereunder shall operate as a waiver by the Holder.

SECTION 6.6 Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Debenture will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Debenture, that the Holder shall be entitled to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Debenture and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

SECTION 6.7 Payment of Certain Amounts. Whenever pursuant to this Debenture the Company is required to pay an amount in excess of the Principal Amount plus accrued and unpaid interest, the Company and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Debenture may be difficult to determine and the amount to be so paid by the Company represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Debenture and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Debenture at a price in excess of that price paid for such shares pursuant to this Debenture. The Company and the Holder hereby agree that such amount of stipulated damages is not disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Debenture into shares of Common Stock.

SECTION 6.8 Filing of Form 8-K. On or before the fourth Business Day following the date hereof, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Documents (as defined in the Securities Purchase Agreement), as required by the terms of the Securities Purchase Agreement, in the form required by the Exchange Act and attaching the material Documents (including, without limitation, the Securities Purchase Agreement and this Debenture) as exhibits to such filing (the "8-K Filing"). In the event that the Company does not file the 8-K Filing within four Business Days following the date hereof, the Discount Multiplier under this Debenture shall decrease by one percentage point (1%) for each period of five Business Days that the 8-K Filing is not filed by the Company following the date hereof for all conversions of this Debenture thereafter.

INTEREST RATE ADJUSTMENT

Interest Rate Adjustment. In the event that the Common Stock shall trade on the Trading Market at a price per share that is $0.058 per share or lower at any time during the six month period commencing on the date hereof and ending on the six month anniversary of the date hereof (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like), then (i) the Interest Rate shall immediately be increased to Nine and Three-Quarters Percent (9 3/4 %) and shall remain at such level for the duration of this Debenture; and (ii) the Company shall, within three Business Days of the written request of the Holder prepay to the Holder the amount of interest that would be otherwise paid under this Debenture from the date of such written request through the Maturity Date (such amount referred to herein as the "Interest Prepayment"). In the event that after the payment by the Company of the Interest Prepayment all or any of the Principal Amount of this Debenture is converted by Holder or redeemed pursuant to the terms of this Debenture prior to the Maturity Date, then the Holder shall repay the corresponding pro rata portion of the Interest Prepayment equal to the amount of the Interest Prepayment that is represented by such portion of the Principal Amount at such time that that is so converted or redeemed (taking into account both the amount of the Principal Amount so converted or redeemed and the date upon which such amount is so converted or redeemed).

MISCELLANEOUS

Notice of Certain Events. In the case of the occurrence of any event described in Section 3.4 of this Debenture, the Company shall cause to be mailed to the Holder of this Debenture at its last address as it appears in the Company's security registry, at least twenty (20) days prior to the applicable record, effective or expiration date hereinafter specified (or, if such twenty (20) days' notice is not possible, at the earliest possible date prior to any such record, effective or expiration date), a notice thereof, including, if applicable, a statement of (y) the date on which a record is to be taken for the purpose of such dividend, distribution, issuance or granting of rights, options or warrants, or if a record is not to be taken, the date as of which the holders of record of Common Stock to be entitled to such dividend, distribution, issuance or granting of rights, options or warrants are to be determined or (z) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of record of Common Stock will be entitled to exchange their shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale transfer, dissolution, liquidation or winding-up.

Register. The Company shall keep at its principal office a register in which the Company shall provide for the registration of this Debenture. Upon any transfer of this Debenture in accordance with Articles 2 and 4 hereof, the Company shall register such transfer on the Debenture register.

Withholding. To the extent required by applicable law, the Company may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Company from any payments made pursuant to this Debenture.

Transmittal of Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or
(iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

(1)  If to the Company, to:

Advanced ID Corporation
Attn: Dan Finch
4500 - 5th Street NE, #200, Bay 6
Calgary, Alberta, Canada
Telephone:  403-264-6300
Facsimile:  403-263-2055

(2)  If to the Holder, to:
La Jolla Cove Investors, Inc.
1150 Silverado Street, Suite 220
La Jolla, California 92037
Telephone:  858-551-8789
Facsimile:  858-551-8779

Each of the Holder or the Company may change the foregoing address by notice given pursuant to this Section 8.4.

Attorneys' Fees. Should any party hereto employ an attorney for the purpose of enforcing or construing this Debenture, or any judgment based on this Debenture, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other party or parties thereto reimbursement for all reasonable attorneys' fees and all reasonable costs, including but not limited to service of process, filing fees, court and court reporter costs, investigative costs, expert witness fees, and the cost of any bonds, whether taxable or not, and that such reimbursement shall be included in any judgment or final order issued in that proceeding. The "prevailing party" means the party determined by the court to most nearly prevail and not necessarily the one in whose favor a judgment is rendered.

Governing Law. This Debenture shall be governed by, and construed in accordance with, the laws of the State of California (without giving effect to conflicts of laws principles). With respect to any suit, action or proceedings relating to this Debenture, the Company irrevocably submits to the exclusive jurisdiction of the courts of the State of California sitting in San Diego and the United States District Court located in the City of San Diego and hereby waives, to the fullest extent permitted by applicable law, any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Subject to applicable law, the Company agrees that final judgment against it in any legal action or proceeding arising out of or relating to this Debenture shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which judgment shall be conclusive evidence thereof and the amount of its indebtedness, or by such other means provided by law.

Waiver of Jury Trial. To the fullest extent permitted by law, each of the parties hereto hereby knowingly, voluntarily and intentionally waives its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Debenture or any other document or any dealings between them relating to the subject matter of this Debenture and other documents. Each party hereto (i) certifies that neither of their respective representatives, agents or attorneys has represented, expressly or otherwise, that such party would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that it has been induced to enter into this Debenture by, among other things, the mutual waivers and certifications herein.

Headings. The headings of the Articles and Sections of this Debenture are inserted for convenience only and do not constitute a part of this Debenture.

Payment Dates. Whenever any payment hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.
Binding Effect. Each Holder by accepting this Debenture agrees to be bound by and comply with the terms and provisions of this Debenture.

No Stockholder Rights. Except as otherwise provided herein, this Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

Facsimile Execution. Facsimile execution of this Debenture shall be deemed original.

IN WITNESS WHEREOF, the Company has caused this Debenture to be signed by its duly authorized officer on the date of this Debenture.

Advanced ID Corporation
By:  /s/ Dan Finch
Name:  Dan Finch
Title: President/CEO



EXHIBIT A
DEBENTURE CONVERSION NOTICE

TO:  Advanced ID Corporation
Attn: Dan Finch
4500 - 5th Street NE, #200, Bay 6
Calgary, Alberta, Canada

The undersigned owner of the Convertible Debenture due November 30, 2011 (the "Debenture") issued by Advanced ID Corporation (the "Company") hereby irrevocably exercises its option to convert $__________ of the Principal Amount of the Debenture into shares of Common Stock in accordance with the terms of the Debenture. The undersigned hereby instructs the Company to convert the portion of the Debenture specified above into shares of Common Stock Issued at Conversion in accordance with the provisions of Article 3 of the Debenture. The undersigned directs that the Common Stock and certificates therefor deliverable upon conversion, the Debenture reissued in the Principal Amount not being surrendered for conversion hereby, [the check or shares of Common Stock in payment of the accrued and unpaid interest thereon to the date of this Notice,] together with any check in payment for fractional Common Stock, be registered in the name of and/or delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Debenture. The conversion pursuant hereto shall be deemed to have been effected at the date and time specified below, and at such time the rights of the undersigned as a Holder of the Principal Amount of the Debenture set forth above shall cease and the Person or Persons in whose name or names the Common Stock Issued at Conversion shall be registered shall be deemed to have become the holder or holders of record of the Common Shares represented thereby and all voting and other rights associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons.

Date and time:  __________________

______________________________
By: ___________________________
Title: _________________________
Fill in for registration of Debenture:

Please print name and address
(including ZIP code number):

_________________________________
_________________________________

_________________________________


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